Filed Pursuant to Rule 497(e)
Registration
Statement Nos.
333-179272
333-183060

TIAA-CREF Separate Account VLI-2

TIAA-CREF Life Insurance Company

PROSPECTUS SUPPLEMENT NUMBER 9

dated December 15, 2014 to the

M Intelligent VUL Prospectus

dated May 1, 2014 as supplemented April 24, 2014, July 1, 2014, and August 11

M Intelligent Survivorship VUL Prospectus

dated May 1, 2014 as supplemented April 24, 2014, July 1, 2014, and August 11

This supplement amends certain disclosures in the above-referenced prospectuses for the Contracts with the same names. All other provisions of your Contract remain as stated in your Contract and prospectus, as previously amended. Please keep this supplement with your prospectus for future reference.

The cover page of each prospectus is revised to add the following portfolios:

Delaware VIP Diversified Income Series-Std Class

T. Rowe Price Health Sciences Portfolio I

John Hancock Emerging Markets Value Trust

On pages 7-9 of the Intelligent Life VUL prospectus, and pages 7-8 of the Intelligent Life Survivorship VUL prospectus, the annual portfolio operating expenses table has changed as follows to reflect the addition of new portfolios for allocation of Policy values effective December 15, 2014

Portfolio	Management Fees	Distribution (12b-1) or Service Fees	Other Expenses	Acquired Fund Fees and Expenses	Gross Total Annual Portfolio Operating Expenses	Contractual Fee Waivers and Reimbursements	Net Total Annual Portfolio Operating Expenses
Delaware VIP Diversified Income Series-Std Class	0.59%	0.00%	0.08%	0.00%	0.67%	0.00%	0.67%
T. Rowe Price Health Sciences Portfolio I	0.95%	0.00%	0.00%	0.00%	0.95%	0.00%	0.95%
John Hancock Emerging Markets Value Trust	0.95%	0.00%	0.13%	0.00%	1.08%	0.00%	1.08%

(12/15)

On pages 26-27 of the M Intelligent Life VUL prospectus, and pages 25-27 of the M Intelligent Life Survivorship VUL prospectus, the Portfolio Investment Managers and Investment Objectives table has changed as follows to reflect the addition of these new portfolios.

Portfolio	Investment Manager	Investment Objective

Delaware VIP Diversified Income Series-Std Class	Delaware Management Company, a series of Delaware Management Business Trust.	To seeks to maximum long-term total return, consistent with reasonable risk.

T. Rowe Price Health Sciences Portfolio I	T. Rowe Price Associates, Inc.	To seek long term capital appreciation.
John Hancock Emerging Markets Value Trust	John Hancock Investment Management Services, LLC. Dimensional Fund Advisors LP	To seek long term capital appreciation.

On page 8 of the M Intelligent Life VUL prospectus, and page 7 of the M Intelligent Life Survivorship VUL prospectus, the portfolio expenses for the VY Clarion Global Real Estate Portfolio Class I are corrected as follows.

Portfolio	Management Fees	Distribution (12b-1) or Service Fees	Other Expenses	Acquired Fund Fees and Expenses	Gross Total Annual Portfolio Operating Expenses	Contractual Fee Waivers and Reimbursements	Net Total Annual Portfolio Operating Expenses
VY Clarion Global Real Estate Portfolio Class I1	0.80%	0.00%	0.18%	0.00%	0.98%	0.09%	0.89%

[1]

The adviser is contractually obligated to limit expenses to 0.90% through May 1, 2015; the obligation does not extend to interest, taxes, brokerage commissions, Acquired Fund Fees and Expenses, and extraordinary expenses. The obligation will automatically renew for one-year terms unless it is terminated by the Portfolio or the adviser upon written notice within 90 days prior to the end of the then current term or upon termination of the advisory agreement and is subject to possible recoupment by the adviser within three years. The adviser is also contractually obligated to waive a portion of the management fee through May 1, 2015. Based upon net assets as of December 31, 2013, the management fee waiver for the Portfolio would be (0.01)%. There is no guarantee that the management fee waiver will continue after May 1, 2015. The waiver will only renew if the adviser elects to renew it.

(12/15)